Exhibit 10.1


                      RATIFICATION AND AMENDMENT AGREEMENT
                      ------------------------------------

     This RATIFICATION AND AMENDMENT AGREEMENT ("Ratification Agreement") dated as of October 13, 2006, is by and among DELTA MILLS, INC., a Delaware corporation, as Debtor and Debtor-in-Possession ("Borrower"), DELTA MILLS MARKETING, INC., a Delaware corporation, as Debtor and Debtor-in-Possession ("Guarantor" and together with Borrower, each individually, a "Debtor" and collectively, the "Debtors"), the undersigned financial institutions (collectively, the "Lenders" and each individually a "Lender"), and GMAC COMMERCIAL FINANCE LLC, a Delaware limited liability company, as agent for the Lenders (in such capacity, "Agent") and as factor (in such capacity, "Factor").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, each Debtor has commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware and Borrower and Guarantor have retained possession of their respective assets and each is authorized under the Bankruptcy Code (as hereinafter defined) to continue the operation of its businesses as debtor-in-possession;

     WHEREAS, prior to the commencement of the Chapter 11 Cases (as hereinafter defined), Agent and the Lenders made loans, advances and other financial accommodations to Borrower secured by certain assets and properties of Borrower and Guarantor as set forth in the Existing Financing Agreements (as hereinafter defined) and the Existing Guarantor Documents (as hereinafter defined);

     WHEREAS, prior to the commencement of the Chapter 11 Cases (as hereinafter defined), Factor provided factoring arrangements to Borrower secured by certain assets and properties of Borrower as set forth in the Existing Factoring Agreements (as hereinafter defined);

     WHEREAS, the Bankruptcy Court (as hereinafter defined) has entered a Financing Order (as hereinafter defined) pursuant to which (i) Agent and the Lenders may make post-petition loans, advances and other financial accommodations to Borrower secured by substantially all the assets and properties of Borrower and Guarantor and (ii) Factor may provide post-petition factoring arrangements to Borrower secured by substantially all the assets and properties of Borrower, in each case as set forth in the Financing Order and the Financing Agreements (as hereinafter defined) and Factoring Agreements (as hereinafter defined);

     WHEREAS, the Financing Order provides that as a condition to the making of such post-petition loans, advances and other financial accommodations and factoring arrangements, Borrower and Guarantors shall execute and deliver this Ratification Agreement;

     WHEREAS,  Borrower  and  Guarantor  desire  to  reaffirm  their  respective obligations pursuant to the Existing Financing Agreements and the Existing Factoring Agreements and acknowledge their continuing liabilities to Agent, the Lenders and Factor thereunder in order to induce Agent and the Lenders to make such post-petition loans, advances and other financial accommodations to Borrower and to induce Factor to provide such post-petition factoring arrangements to Borrower;

     WHEREAS, Borrower and Guarantor have requested that Agent and the Lenders make post-petition loans, advances and other financial accommodations to Borrower and that Agent and the Lenders make certain amendments to the Credit Agreement (as hereinafter defined) and Agent and the Lenders are willing to do so subject to the terms and conditions contained herein; and

     WHEREAS, Borrower has requested that Factor provide post-petition factoring arrangements to Borrower and that Factor make certain amendments to the Factoring Agreement (as hereinafter defined) and Factor is willing to do so subject to the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, the Lenders, Agent and Factor mutually covenant, warrant and agree as follows:

     1. DEFINITIONS.
        -----------

        1.1 Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below and the Existing Financing Agreements and Existing Factoring Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, each of the following definitions:

          (a) "Assignment of Indenture" shall mean the Collateral Assignment of Interest Under Indenture, dated as of even date herewith, made by Borrower in favor of Agent.

          (b) "Bankruptcy Code" shall mean the United States Bankruptcy Code, being Title 11 of the United States Code as enacted in 1978, as the same has heretofore been or may hereafter be amended, recodified, modified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

          (c) "Bankruptcy Court" shall mean the United States Bankruptcy Court or the United States District Court for the District of Delaware.

          (d) "Budget" shall mean the budget attached hereto and delivered to and approved by Agent prior to the execution hereof, setting forth the Projected Information for the periods covered thereby, together with any subsequent or amended budget(s) thereto delivered to Agent, in form and substance satisfactory to Agent, in accordance with the terms and conditions hereof.

          (e) "Chapter 11 Cases" shall mean the Chapter 11 cases of Borrower and Guarantor which are being jointly administered under the Bankruptcy Code and are pending in the Bankruptcy Court.

          (f) "Collateral" shall mean, collectively, the Pre-Petition Collateral and the Post-Petition Collateral.

          (g) "Credit Agreement" shall mean the Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of May 30, 2006, by and among Borrower, the Lenders and Agent, as the same now exists or may hereby or hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (h)  "Existing   Factoring   Agreements"   shall  mean  the  Factoring
Agreements, as in effect immediately prior to the Petition Date.

          (i)  "Existing   Financing   Agreements"   shall  mean  the  Financing
Agreements, as in effect immediately prior to the Petition Date.

          (j) "Existing Guarantor Documents" shall mean the Guarantor Documents, as in effect immediately prior to the Petition Date.

          (k) "Factoring Agreement" shall mean, collectively, (i) the Amended and Restated Factoring Agreement (Collection) bearing the effective date of May 30, 2006 between Borrower and Factor and (ii) the Amended and Restated Factoring Agreement (Maturity) bearing the effective date of May 30, 2006 between Borrower and Factor, in each instance as the same now exists or may hereby or hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (l) "Factoring Agreements" shall mean collectively, (i) the Factoring Agreement and (ii) the Amended and Restated Assignment of Factoring Proceeds dated May 30, 2006, by and among Borrower, Factor and Agent, together with all riders, supplements, agreements, notes, documents, instruments and guarantees at any time executed or delivered in connection therewith or related thereto, in each instance as the same now exists or may hereby or hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (m) "Factoring Collateral" shall mean, collectively, the Pre-Petition Factoring Collateral and the Post-Petition Factoring Collateral.

          (n) "Financing Agreements" shall mean the Credit Agreement and the Other Documents (as defined in the Existing Credit Agreement), including, without limitation, the Guarantor Documents, in each instance as the same now exists or may hereby or hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (o) "Financing Order" shall mean the Interim Financing Order, the Permanent Financing Order and such other orders relating thereto or authorizing the granting of credit by Agent, the Lenders and Factor to Borrower on an emergency, interim or permanent basis pursuant to Section 364 of the Bankruptcy Code as may be issued or entered by the Bankruptcy Court in the Chapter 11 Cases.

          (p) "Guarantor Documents" shall mean, collectively, (i) the Guaranty, dated March 31, 2000, by Guarantor in favor of Agent, (ii) the General Security Agreement, dated March 31, 2000, by Guarantor in favor of Agent, and (iii) the Letter Re: Ratification of Guaranty and General Security Agreement, dated May 30, 2006, by Guarantor in favor of Agent, in each instance as the same now exists or may hereby or hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (q)  "Interim  Financing  Order"  shall have the  meaning set forth in
Section 9.8 hereof.

          (r) "Leasehold Mortgage" shall mean the Open End Leasehold Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated on or about the date hereof, by Borrower in favor of Agent and Factor with respect to the Real Property and related assets of Borrower which are leased and located in Greenville County and Marlboro County, South Carolina.

          (s) "Material  Budget  Deviation"  shall have the meaning set forth in
Section 5.3(b) hereof.

          (t) "Mortgage" shall mean the Open End Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated on or about the date hereof, by Borrower in favor of Agent and Factor with respect to the Real Property and related assets of Borrower which are owned and located in Florence County, Greenville County and Marlboro County, South Carolina.

          (u)  "Permanent  Financing  Order" shall have the meaning set forth in
Section 9.9 hereof.

          (v) "Petition Date" shall mean the date of the commencement of the Chapter 11 Cases.

          (w) "Post-Petition Collateral" shall mean, collectively, all now existing and hereafter acquired real and personal property of each Debtor's estate, wheresoever located, of any kind, nature or description, including any such property in which a lien is granted to Agent, for itself and the ratable benefit of each Lender, pursuant to the Financing Agreements, the Financing Order or any other order entered or issued by the Bankruptcy Court, and shall include, without limitation:

            (i) all of the Pre-Petition Collateral;

            (ii) all Accounts;

            (iii) all General Intangibles, including, without limitation, all intellectual property;

            (iv) all goods, including, without limitation, all Inventory and all Equipment;

            (v) all Real Property and fixtures;

            (vi) all chattel paper, including, without limitation, all tangible and electronic chattel paper;

            (vii) all instruments, including, without limitation, all promissory notes;

            (viii) all documents;

            (ix) all deposit accounts;

            (x)  all  letters  of  credit,   banker's  acceptances  and  similar
instruments and including all letter-of-credit rights;

            (xi) all present and future supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including, without limitation, (A) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (B) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (C) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (D) deposits by and property of account debtors or other persons securing the obligations of account debtors;

            (xii) all (A) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (B) monies, credit balances, deposits and other property of Borrower and Guarantor now or hereafter held or received by or in transit to any Lender or any of any Lender's affiliates or at any other depository or other institution from or for the account of Borrower or Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

            (xiii) all commercial tort claims;

            (xiv) to the extent not otherwise described above, all Receivables;

            (xv) all claims, rights, interests, assets and properties (recovered by or on behalf of Borrower and Guarantor or any trustee of Borrower or Guarantor (whether in the Chapter 11 Cases or any subsequent case to which any of the Chapter 11 Cases is converted), including, without limitation, all property recovered as a result of transfers or obligations avoided or actions maintained or taken pursuant to Sections 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code;

            (xvi) all Records; and

            (xvii) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

          (x) "Post-Petition Factoring Collateral" shall mean, collectively, all now existing and hereafter acquired real and personal property of each Debtor's estate, wheresoever located, of any kind, nature or description, including any such property in which a lien is granted to Factor pursuant to the Factoring Agreements, the Financing Order or any other order entered or issued by the Bankruptcy Court, and shall include, without limitation:

            (i) all of the Pre-Petition Factoring Collateral;

            (ii) all Accounts;

            (iii) all General Intangibles, including, without limitation, all intellectual property;

            (iv) all goods, including, without limitation, all Inventory and all Equipment;

            (v) all Real Property and fixtures;

            (vi) all chattel paper, including, without limitation, all tangible and electronic chattel paper;

            (vii) all instruments, including, without limitation, all promissory notes;

            (viii) all documents;

            (ix) all deposit accounts;

            (x)  all  letters  of  credit,   banker's  acceptances  and  similar
instruments and including all letter-of-credit rights;

            (xi) all present and future supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including, without limitation, (A) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (B) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (C) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (D) deposits by and property of account debtors or other persons securing the obligations of account debtors;

            (xii) all (A) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (B) monies, credit balances, deposits and other property of Borrower and Guarantor now or hereafter held or received by or in transit to Factor or any of Factor's affiliates or at any other depository or other institution from or for the account of Borrower or Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

            (xiii) all commercial tort claims;

            (xiv) to the extent not otherwise described above, all Receivables;

            (xv) all claims, rights, interests, assets and properties (recovered by or on behalf of Borrower and Guarantor or any trustee of Borrower or Guarantor (whether in the Chapter 11 Cases or any subsequent case to which any of the Chapter 11 Cases is converted), including, without limitation, all property recovered as a result of transfers or obligations avoided or actions maintained or taken pursuant to Sections 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code;

            (xvi) all Records; and

            (xvii) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

          (y) "Post-Petition Factoring Obligations" shall mean all loans, advances, debts, obligations, liabilities, covenants and duties of Borrower and Guarantor to Factor of every kind and description, however evidenced, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, arising on and after the Petition Date and whether arising on or after the conversion or dismissal of the Chapter 11 Cases, or before, during and after the confirmation of any plan of reorganization in the Chapter 11 Cases, and whether arising under or related to this Ratification Agreement, the Factoring Agreements, a Financing Order, by operation of law or otherwise, and whether incurred by Borrower or Guarantor as principal, surety, endorser, guarantor or otherwise and including, without limitation, all principal, interest, financing charges, letter of credit fees, unused line fees, servicing fees, line increase fees, DIP facility fees, early termination fees, other fees, commissions, costs, expenses and reasonable attorneys', accountants' and consultants' fees and expenses incurred in connection with any of the foregoing.

          (z) "Post-Petition Obligations" shall mean all Revolving Advances, Letters of Credit and other loans, advances, letters of credit, debts, obligations, liabilities, covenants and duties of Borrower and Guarantor to Agent and the Lenders of every kind and description, however evidenced, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, arising on and after the Petition Date and whether arising on or after the conversion or dismissal of the Chapter 11 Cases, or before, during and after the confirmation of any plan of reorganization in the Chapter 11 Cases, and whether arising under or related to this Ratification Agreement, the other Financing Agreements, a Financing Order, by operation of law or otherwise, and whether incurred by Borrower or Guarantor as principal, surety, endorser, guarantor or otherwise and including, without limitation, all principal, interest, financing charges, letter of credit fees, unused line fees, servicing fees, line increase fees, DIP facility fees, early termination fees, other fees, commissions, costs, expenses and reasonable attorneys', accountants' and consultants' fees and expenses incurred in connection with any of the foregoing.

          (aa) "Pre-Petition Collateral" shall mean, collectively, (i) all "Collateral" as such term is defined in the Credit Agreement as in effect immediately prior to the Petition Date, exclusive of all "Term Loan Collateral" as such term is defined in the Credit Agreement as in effect immediately prior to the Petition Date, (ii) all "Collateral" as such term is defined in each of the Existing Guarantor Documents, and (iii) all other security for the Pre-Petition Obligations as provided in the Existing Financing Agreements.

          (bb) "Pre-Petition Factoring Collateral" shall mean, collectively, (i) all "Collateral" as such term is defined in the Factoring Agreement as in effect immediately prior to the Petition Date and (ii) all other security for the Pre-Petition Factoring Obligations as provided in the Existing Factoring Agreements.

          (cc) "Pre-Petition Factoring Obligations" shall mean all loans, advances, debts, obligations, liabilities, indebtedness, covenants and duties of Borrower and Guarantor to Factor of every kind and description, however evidenced, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, arising before the Petition Date under or related to the Existing Factoring Agreements, by operation of law or otherwise, and whether incurred by Borrower or Guarantor as principal, surety, endorser, guarantor or otherwise and including, without limitation, all principal, interest, financing charges, letter of credit fees, unused line fees, servicing fees, line increase fees, early termination fees, other fees, commissions, costs, expenses and attorneys', accountants' and consultants' fees and expenses incurred in connection with any of the foregoing.

          (dd) "Pre-Petition Obligations" shall mean all Revolving Advances, Letters of Credit and other loans, advances, letters of credit, debts, obligations, liabilities, indebtedness, covenants and duties of Borrower and Guarantor to Agent and the Lenders of every kind and description, however evidenced, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, arising before the Petition Date under or related to the Existing Financing Agreements, by operation of law or otherwise, and whether incurred by Borrower or Guarantor as principal, surety, endorser, guarantor or otherwise and including, without limitation, all principal, interest, financing charges, letter of credit fees, unused line fees, servicing fees, line increase fees, early termination fees, other fees, commissions, costs, expenses and attorneys', accountants' and consultants' fees and expenses incurred in connection with any of the foregoing.

          (ee)  "Projected  Information"  shall  have the  meaning  set forth in
Section 5.3(a) hereof.

          (ff) "Ratification Agreement" shall mean this Ratification Agreement by and among Borrower, Guarantor, Lender, Agent and Factor as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

        1.2  Amendments to  Definitions  in Financing  Agreements  and Factoring
             -------------------------------------------------------------------
Agreements.
----------

          (a) All  references  to the term  "Collateral"  in any of the Existing
Financing Agreements or any other term referring to the security for the Pre-Petition Obligations shall be deemed and each such reference is hereby amended to mean, collectively, the Pre-Petition Collateral and the Post-Petition Collateral.

          (b) All  references  to the term  "Collateral"  in any of the Existing
Factoring Agreements or any other term referring to the security for the Pre-Petition Factoring Obligations shall be deemed and each such reference is hereby amended to mean, collectively, the Pre-Petition Factoring Collateral and the Post-Petition Factoring Collateral.

          (c) All references to the term "Credit Agreement" in any of the Existing Financing Agreements, Existing Factoring Agreements, Financing Agreements and Factoring Agreements shall be deemed, and each such reference is hereby amended, to mean the Credit Agreement, as amended by this Ratification Agreement and as ratified, assumed and adopted by Borrower and Guarantor pursuant to the terms hereof and the Financing Order, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (d) All references to Debtors, including, without limitation, to the terms "Borrower" or "Guarantor" in any of the Existing Financing Agreements and the Existing Factoring Agreements, shall be deemed, and each such reference is hereby amended, to mean and include the Debtors as defined herein, and their successors and assigns (including any trustee or other fiduciary hereafter appointed as its legal representative or with respect to the property of the estate of such corporation whether under Chapter 11 of the Bankruptcy Code or any subsequent Chapter 7 case and its successor upon conclusion of the Chapter 11 Cases of such corporation).

          (e) All references to the term "Factoring Agreement" in any of the Existing Financing Agreements, Existing Factoring Agreements, Financing Agreements and Factoring Agreements shall be deemed, and each such reference is hereby amended, to mean the Factoring Agreement, as amended by this Ratification Agreement and as ratified, assumed and adopted by Borrower and Guarantor pursuant to the terms hereof, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          (f) All references to the term "Factoring Obligations" in this Ratification Agreement and all references to the term "Obligations" in any of the Factoring Agreements shall be deemed, and each such reference in the Factoring Agreements is hereby amended, to mean both the Pre-Petition Factoring Obligations and the Post-Petition Factoring Obligations.

          (g) All references to the term "Material Adverse Effect," "material adverse effect" and "material adverse change" in this Ratification Agreement and in any of the Existing Financing Agreements, shall be deemed, and each such reference in the Existing Financing Agreements is hereby amended, to add at the end thereof: "provided, that the commencement of the Chapter 11 Cases and the immediate consequences thereof shall not constitute a material adverse effect".

          (h) All references to the term "Obligations" in this Ratification Agreement and in any of the Financing Agreements shall be deemed, and each such reference in the Financing Agreements is hereby amended, to mean both the Pre-Petition Obligations and the Post-Petition Obligations.

          (i) All references to the term "Other Documents" in any of the Existing Financing Agreements shall be deemed, and each such reference is hereby amended, to include, in addition and not in limitation, this Ratification Agreement and all of the Existing Financing Agreements, as ratified, assumed and adopted by Borrower and Guarantor pursuant to the terms hereof, as amended and supplemented hereby, and the Financing Order, as each of the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

        1.3 Interpretation.
            --------------

          (a) For purposes of this Ratification Agreement, unless otherwise defined or amended herein, including, but not limited to, those terms used and/or defined in the recitals hereto, all terms used herein shall have the respective meanings assigned to such terms in the Credit Agreement.

          (b) All references to the term "Lenders," "Agent," "Factor," "Borrower," "Guarantor," "Debtors" or any other person pursuant to the definitions in the recitals hereto or otherwise shall include its respective successors and assigns.

          (c) All references to any term in the singular shall include the plural and all references to any term in the plural shall include the singular unless the context of such usage requires otherwise.

          (d) All terms not specifically defined herein which are defined in the Uniform Commercial Code, as in effect in the State of New York as of the date hereof, shall have the meaning set forth therein, except that the term "Lien" or "lien" shall have the meaning set forth in ss. 101(37) of the Bankruptcy Code.

     2. ACKNOWLEDGMENT.
        --------------

        2.1   Acknowledgement  of  Pre-Petition   Obligations  and  Pre-Petition
              ------------------------------------------------------------------
Factoring Obligations.
---------------------

          (a) Borrower and Guarantor each hereby acknowledges, confirms and agrees that, as of the close of business on October 12, 2006, Borrower is indebted to Agent and the Lenders in respect of all Pre-Petition Obligations in the aggregate principal amount of not less than $20,943,720, consisting of (i) Revolving Advances made pursuant to the Existing Financing Agreements in the aggregate principal amount of not less than $19,957,310, together with interest accrued and accruing thereon, and (ii) Letters of Credit in the amount of not less than $986,410, together with interest accrued and accruing thereon, and all costs, expenses, fees (including attorneys' fees and legal expenses) and other charges now or hereafter owed by Borrower to Agent and the Lenders, all of which are unconditionally owing by Borrower to Agent and the Lenders without offset, defense or counterclaim of any kind, nature and description whatsoever.

          (b) Borrower and Guarantor each hereby acknowledges, confirms and agrees that, as of the close of business on October 12, 2006, Borrower is indebted to Factor in respect of all Pre-Petition Factoring Obligations, together with interest accrued and accruing thereon, and all costs, expenses, fees (including attorneys' fees and legal expenses) and other charges now or hereafter owed by Borrower to Factor, all of which are unconditionally owing by Borrower to Factor without offset, defense or counterclaim of any kind, nature and description whatsoever.

        2.2 Guaranteed Obligations. Guarantor hereby acknowledges,  confirms and
            --------------------------------------------------------------------
agrees that:
-----------

          (a) all obligations of Guarantor under the Guarantor Documents are unconditionally owing by Guarantor to Agent and the Lenders without offset, defense or counterclaim of any kind, nature and description whatsoever,

          (b) the absolute and unconditional guarantee of the payment of the Pre-Petition Obligations by Guarantor pursuant to the Guarantor Documents extends to all Post-Petition Obligations, and

          (c) Guarantor absolutely and unconditionally guarantees the Factoring Obligations as and to the same extent that the Obligations are guaranteed under the Guarantor Documents.

        2.3 Acknowledgment of Security Interests.
            ------------------------------------

          (a) Borrower and Guarantor each hereby acknowledges, confirms and agrees that Agent, for itself and the ratable benefit of each Lender, has and shall continue to have valid, enforceable and perfected first priority and senior security interests in and liens upon all Pre-Petition Collateral heretofore granted to Agent, for itself and the ratable benefit of each Lender, pursuant to the Existing Financing Agreements to secure all of the Obligations, as well as valid and enforceable first priority and senior security interests in and liens upon all Post-Petition Collateral granted to Agent, for itself and the ratable benefit of each Lender, under the Financing Order or hereunder or under any of the other Financing Agreements or otherwise granted to or held by Agent, for itself and the ratable benefit of each Lender, in each case, subject only to liens or encumbrances expressly permitted by the Credit Agreement and any other liens or encumbrances expressly permitted by the Financing Order that may have priority over the liens in favor of Agent, for itself and the ratable benefit of each Lender.

          (b) Borrower and Guarantor each hereby acknowledges, confirms and agrees that Factor has and shall continue to have valid, enforceable and perfected first priority and senior security interests in and liens upon all Pre-Petition Factoring Collateral heretofore granted to Factor pursuant to the Existing Factoring Agreements to secure all of the Factoring Obligations, as well as valid and enforceable first priority and senior security interests in and liens upon all Post-Petition Factoring Collateral granted to Factor under the Financing Order or hereunder or under any of the other Factoring Agreements or otherwise granted to or held by Factor, in each case, subject only to liens or encumbrances expressly permitted by the Factoring Agreement and any other liens or encumbrances expressly permitted by the Financing Order that may have priority over the liens in favor of Factor.

        2.4 Binding Effect of Documents.
            ---------------------------

          (a) Borrower and Guarantor each hereby acknowledges, confirms and agrees that: (i) each of the Existing Financing Agreements to which it is a party was duly executed and delivered to Agent and the Lenders by Borrower and Guarantor and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of Borrower and Guarantor contained in the Existing Financing Agreements constitute the legal, valid and binding obligations of Borrower and Guarantor enforceable against Borrower and Guarantor in accordance with its respective terms and Borrower and Guarantor has no valid defense, offset or counterclaim to the enforcement of such obligations, and (iii) Agent and the Lenders are and shall be entitled to all of the rights, remedies and benefits provided for in the Financing Agreements and the Financing Order.

          (b) Borrower and Guarantor each hereby acknowledges, confirms and agrees that: (i) each of the Existing Factoring Agreements to which it is a party was duly executed and delivered to Factor by Borrower and Guarantor and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of Borrower and Guarantor contained in the Existing Factoring Agreements constitute the legal, valid and binding obligations of Borrower and Guarantor enforceable against Borrower and Guarantor in accordance with its respective terms and Borrower and Guarantor has no valid defense, offset or counterclaim to the enforcement of such obligations, and (iii) Factor is and shall be entitled to all of the rights, remedies and benefits provided for in the Factoring Agreements and the Financing Order.

     3. ADOPTION AND RATIFICATION.
        -------------------------

        3.1 Borrower and Guarantor each hereby (a) ratifies, assumes, adopts and agrees to be bound by the Existing Financing Agreements applicable to it and (b) agrees to pay all of the Pre-Petition Obligations in accordance with the terms of such Existing Financing Agreements and the Financing Order. All of the Existing Financing Agreements are hereby incorporated herein by reference and hereby are and shall be deemed adopted and assumed in full by Borrower and Guarantor, each as Debtor and Debtor-in-Possession, and considered as agreements between Borrower or Guarantor and Agent and the Lenders, as applicable. Borrower and Guarantor each hereby ratifies, restates, affirms and confirms all of the terms and conditions of the Existing Financing Agreements, as amended and supplemented pursuant hereto and to the Financing Order, and Borrower and Guarantor each agree to be fully bound, as Debtor and Debtor-in-Possession, by the terms of the Financing Agreements to which Borrower or Guarantor is a party.

        3.2 Borrower and Guarantor each hereby (a) ratifies, assumes, adopts and agrees to be bound by the Existing Factoring Agreements applicable to it and (b) agrees to pay all of the Pre-Petition Factoring Obligations in accordance with the terms of such Existing Factoring Agreements and the Financing Order. All of the Existing Factoring Agreements are hereby incorporated herein by reference and hereby are and shall be deemed adopted and assumed in full by Borrower and Guarantor, each as Debtor and Debtor-in-Possession, and considered as agreements between Borrower or Guarantor and Factor, as applicable. Borrower and Guarantor each hereby ratifies, restates, affirms and confirms all of the terms and conditions of the Existing Factoring Agreements, as amended and supplemented pursuant hereto and to the Financing Order, and Borrower and Guarantor each agree to be fully bound, as Debtor and Debtor-in-Possession, by the terms of the Factoring Agreements to which Borrower or Guarantor is a party.

     4. GRANT OF SECURITY INTEREST.
        --------------------------

        4.1 As collateral security for the prompt performance, observance and payment in full of all of the Obligations (including the Pre-Petition Obligations and the Post-Petition Obligations), Borrower and Guarantor each, as Debtor and Debtor-in-Possession, hereby grants, pledges and assigns to Agent, for itself and the ratable benefit of each Lender, and also confirms, reaffirms and restates the prior grant to Agent, for itself and the ratable benefit of each Lender, of, continuing security interests in and liens upon, and rights of setoff against, all of the Collateral.

        4.2 As collateral security for the prompt performance, observance and payment in full of all of the Factoring Obligations (including the Pre-Petition Factoring Obligations and the Post-Petition Factoring Obligations), Borrower and Guarantor each, as Debtor and Debtor-in-Possession, hereby grants, pledges and assigns to Factor, and also confirms, reaffirms and restates the prior grant to Factor of, continuing security interests in and liens upon, and rights of setoff against, all of the Factoring Collateral.

     5. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.
        ----------------------------------------------------

     In addition to the continuing representations, warranties and covenants heretofore and hereafter made by Borrower and Guarantor to Agent, each of the Lenders and Factor, whether pursuant to the Financing Agreements, the Factoring Agreements or otherwise, and not in limitation thereof, Borrower and Guarantor each hereby represents, warrants and covenants to Agent, each of the Lenders and Factor the following (which shall survive the execution and delivery of this Ratification Agreement), the truth and accuracy of which, or compliance with, to the extent such compliance does not violate the terms and provisions of the Bankruptcy Code, shall be a continuing condition of the making of Advances by the Lenders and the provision of factoring arrangements by Factor:

        5.1 Financing Order. The Financing Order has been duly entered, is valid, subsisting and continuing and has not been vacated, modified, reversed on appeal, or vacated or modified by any order of the Bankruptcy Court (other than as consented to by Agent, the Lenders and Factor) and is not subject to any pending appeal or stay.

        5.2 Use of Proceeds. All Revolving Advances and Letters of Credit provided by Agent and the Lenders to Borrower pursuant to the Financing Orders, the Credit Agreement or otherwise and all proceeds of factoring arrangements provided by Factor to Borrower pursuant to the Financing Orders, the Factoring Agreement or otherwise, shall be used by Borrower for general operating and working capital purposes in the ordinary course of business of Borrower. Unless authorized by the Bankruptcy Court and approved by Agent, the Lenders and Factor in writing, no portion of any administrative expense claim or other claim relating to the Chapter 11 Cases shall be paid with the proceeds of such Revolving Advances and Letters of Credit provided by Agent and the Lenders to Borrower or the proceeds of such factoring arrangements provided by Factor to Borrower, other than those administrative expense claims and other claims relating to the Chapter 11 Cases incurred after the Petition Date and directly attributable to the operation of the business of Borrower or Guarantor in the ordinary course of such business in accordance with the Financing Agreements. In no event shall Borrower use the proceeds of such Revolving Advances and Letters of Credit provided by Agent and the Lenders to Borrower or the proceeds of such factoring arrangements provided by Factor to Borrower to pay any claim arising prior to the Petition Date (including, without limitation, any pre-petition vendor claims or reclamation claims), other than the Pre-Petition Obligations and the Pre-Petition Factoring Obligations in accordance with the terms of the Financing Agreements, the Factoring Agreements and the Financing Order, without the prior written consent of Agent.

        5.3 Budget.
            ------

          (a) Borrower has prepared and delivered to Agent a thirty (30) week Budget. The Budget has been thoroughly reviewed by Borrower and its management and sets forth: (i) projected weekly operating cash receipts for each week commencing with the week ending October 21, 2006; (ii) projected weekly operating cash disbursements for each week commencing with the week ending October 21, 2006; (iii) projected aggregate principal amount of outstanding Revolving Advances and Letters of Credit for each week commencing with the week ending October 21, 2006; and (iv) projected weekly amounts of Revolving Advances and Letters of Credit available to Borrower under the terms, conditions and formulae of the Credit Agreement for each week commencing with the week ending October 21, 2006 (collectively, the "Projected Information"). In addition to the initial Budget, Borrower shall furnish to Agent by no later than 11:59 p.m. (New York City time) on the Monday of each week commencing with the week ending October 28, 2006, a report that sets forth for the immediately preceding week a comparison of the actual cash receipts, disbursements, loan availability and loan balances to the projected cash receipts, disbursements, loan availability and loan balances for such weekly periods set forth in the Budget on a cumulative, weekly roll-forward basis, together with a certification from the chief financial officer of Borrower that no Material Budget Deviation has occurred. The Debtors covenant and agree that the Budget and the Projected Information and other projections set forth therein are achievable and will allow the Debtors to operate at all times during the Chapter 11 Cases without the accrual of unpaid administrative expenses that would be required to be paid in accordance with the Bankruptcy Code in the ordinary course of the Debtors' businesses, subject, however, to Section 5.2 hereof and the other terms and conditions of the Financing Agreements, the Factoring Agreements and the Financing Order.

          (b) Borrower and Guarantor each hereby confirms, acknowledges and agrees that an additional Event of Default under the Credit Agreement shall occur if (i) Borrower fails to deliver any Budget or any reports with respect to any Budget, in form and substance satisfactory to Agent, as provided in Section 5.3(a) hereof, or (ii) the aggregate cumulative actual results for any period covered in the Budget adversely deviate by more than ten percent (10%) from the aggregate cumulative Projected Information for such period (a "Material Budget Deviation").

          (c) Notwithstanding any approval by Agent of the initial Budget or any subsequent or amended Budget(s), Agent and the Lenders will not, and shall not be required to, provide any Revolving Advances or Letters of Credit to Borrower pursuant to the Budget, but shall only provide Revolving Advances and Letters of Credit in accordance with the terms and conditions set forth in the Credit Agreement as amended by this Ratification Agreement, the other Financing Agreements and the Financing Order. Agent, each of the Lenders and Factor is relying upon the Borrower's delivery of, and compliance with, the Budget in accordance with this Section 5.3 in determining to enter into the post-petition financing arrangements provided for herein.

          5.4 Deposit Accounts. To the extent Agent deems it necessary in its discretion and upon Agent's request, Borrower and Guarantors shall promptly provide Agent with evidence, in form and substance satisfactory to Agent, that the deposit account arrangements provided for under Section 4.2 of the Credit Agreement have been established and/or ratified and amended by the parties thereto, or their respective successors in interest, in form and substance satisfactory to Lender, to reflect the commencement of the Chapter 11 Cases, that Borrower and Guarantor, each as Debtor and Debtor-in-Possession, is the successor in interest to Borrower or Guarantor, that the Obligations include both the Pre-Petition Obligations and the Post-Petition Obligations, that the Collateral includes both the Pre-Petition Collateral and the Post-Petition Collateral as provided for herein and the other terms and conditions of this Ratification Agreement.

          5.5 ERISA. (a) There are no liens, security interests or encumbrances upon, in or against any assets or properties of Borrower or Guarantor arising under ERISA, whether held by the Pension Benefit Guaranty Corporation (the "PBGC") or the contributing sponsor of, or a member of the controlled group thereof, any pension benefit plan of Borrower or Guarantor and (b) no notice of lien has been filed by the PBGC (or any other Person) pursuant to ERISA against any assets or properties of Borrower or Guarantor.

          5.6 No Foreclosure or Exercise of Rights under FILOT Indenture; Consent under FILOT Indenture. Borrower, in its capacity as assignee of Delta Woodside Industries, Inc. relating to the Indenture dated as of May 20, 1994, between Borrower, Greenville County, Florence County and Marlboro County, South Carolina (as amended or otherwise modified from time to time, the "FILOT Indenture"), hereby agrees and consents (a) that it will not foreclose on, or exercise its rights with respect to, the FILOT Indenture without first obtaining Agent's prior written consent; and (b) to the filing by Agent of the Leasehold Mortgage and fixture filings related thereto, in form and substance satisfactory to Agent and Factor and in form appropriate for recording, in the real estate records of the jurisdiction in which such Real Property is located.

     6. DIP FACILITY FEE.
        ----------------

     Borrower shall pay Agent, for itself and the ratable benefit of the Lenders, a closing fee in respect of the financing provided by Agent and the Lenders to Borrower in the Chapter 11 Cases in the amount of $400,000, which shall be fully earned and payable on the date hereof and shall not be subject to refund, rebate or proration for any reason whatsoever.

     7. AMENDMENTS.
        ----------

        7.1 Definitions. Section 1.2 of the Credit Agreement is hereby amended as follows

          (a) The definition of "Availability Block" set forth in Section 1.2 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

            ""Availability Block" shall mean $3,000,000."

          (b) The definition of "Maximum Loan Amount" set forth in Section 1.2 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

            ""Maximum Loan Amount" shall mean $20,000,000."

          (c) The definition of "Maximum  Revolving Advance Amount" set forth in
Section 1.2 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

            ""Maximum Revolving Advance Amount" shall mean $20,000,000."

          (d) The  definition of "Maximum Term Loan Amount" set forth in Section
1.2 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

            ""Maximum Term Loan Amount" shall mean $0."

          (e) The definition of "Reserves" set forth in Section 1.2 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

               ""Reserves" shall mean the sum, from time to time, of all ineligible Receivables, ineligible Inventory, disputes, deductions, allowances, credits, retention, standby and documentary Letters of Credit, airway releases, steamship guarantees, and any other offsets asserted or granted and such additional reserves, including, without limitation, reserves in respect of any existing or future Obligations due or to become due, the Collateral, results of operations, changes in business plan or performance, as are deemed appropriate in Agent's sole discretion, and the reserve provided for in Section 2.4 of the Financing Order. The Reserves may be increased or decreased by Agent at any time and from time to time in the exercise of its reasonable discretion. Borrower consents to any such increases or decreases and acknowledges that increasing the Reserves may limit or restrict Advances requested by Borrower."

          (f) The definition of "Term Loan Reserve" set forth in Section 1.2 of the Credit Agreement is hereby deleted in its entirety.

          (g) The  definition  of "Value of Term Loan  Collateral"  set forth in
Section 1.2 of the Credit Agreement is hereby deleted in its entirety.

        7.2 Limits and Sublimits. Section 2 of the Credit Agreement is hereby amended by adding the following new Section 2.17 at the end thereof:

               "2.17 All limits and sublimits set forth in the Credit Agreement shall be determined on an aggregate basis considering together both the Pre-Petition Obligations and the Post-Petition Obligations and in respect thereof or with respect to any formula or other provision to which a limit or sublimit may apply."

        7.3 Security Interest. Section 4.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

               "4.1 Security Interest in the Collateral. To secure the prompt payment and performance to Agent and each Lender of the Obligations, Borrower hereby assigns, pledges and grants to Agent, for itself and the ratable benefit of each Lender, a continuing, exclusive (except for Receivables factored and assigned to Factor), first priority security interest in and to all of its Collateral (including, without limitation, the Term Loan Collateral), whether now owned or existing or hereafter acquired or arising and wheresoever located, except that the security interest in and to the Receivables granted by Borrower to Factor shall be senior to the security interests of Agent in and to such Receivables. Borrower shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect Agent's security interest ("Agent's security interest") and shall cause its financial statements to reflect such security interest."

        7.4 Amendment of Senior Notes Indenture; Pledge of Term Loan Collateral.
Section 6.8 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "6.8 [Intentionally omitted]."

        7.5 Merger, Consolidation, Acquisition and Sale of Assets. Notwithstanding anything to the contrary contained in Section 7.1 of the Credit Agreement or any other provision of the Credit Agreement or the other Financing Agreements, Borrower and Guarantor shall not directly or indirectly sell, transfer, lease, encumber, return or otherwise dispose of any portion of the Collateral or any other assets of Borrower and Guarantor, including, without limitation, assume, reject or assign any leasehold interest or enter into any agreement to return Inventory to vendor, whether pursuant to section 546 of the Bankruptcy Code or otherwise, without the prior written consent of Agent (and no such consent shall be implied, from any other action, inaction or acquiescence by Agent) except for sales of Borrower's and Guarantor's Inventory in the ordinary course of their business.

        7.6 Consummation of the Offer. Section 7.19 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

          "7.19 [Intentionally omitted]."

        7.7 Additional Financial Reporting Requirements. Section 9.10 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

               "Furnish Agent and each of the Lenders as soon as available,  but in any event within ten (10) days after the issuance thereof, with (a) copies of such financial statements, reports and returns as Borrower shall send to its stockholders, and (b) copies of all notices sent to the Securities and Exchange Commission. Borrower and each Guarantor shall also provide Lender with copies of all financial reports, schedules and other materials and information at any time furnished by or on behalf of Borrower or any Guarantor to the Bankruptcy Court, or the U.S. Trustee or to any creditors' committee or such Borrower's or Guarantor's shareholders, concurrently with the delivery thereof to the Bankruptcy Court, creditors' committee, U.S. Trustee or shareholders, as the case may be. In addition to and not in limitation of the foregoing, Borrower shall cause Guarantors to furnish Agent with annual financial statements requested by Agent from time in form and substance satisfactory to Agent."

        7.8 Events of Default. Section 10 of the Credit Agreement is hereby amended as follows:

          (a) Section 10.7 of the Credit Agreement is hereby deleted in its entirety.

          (b) Section 10 of the Credit Agreement is hereby amended by adding the following new Sections at the end thereof:

               "10.22 the occurrence of any condition or event which permits Agent or the Lenders to exercise any of the remedies set forth in the Financing Order, including, without limitation, any "Event of Default" (as defined in the Financing Order).

               10.23 the termination or non-renewal of the Financing Agreements as provided for in the Financing Order.

               10.24 Borrower or any Guarantor suspends or discontinues or is enjoined by any court or governmental agency from continuing to conduct all or any material part of its business (other than the orderly wind down of its business on terms and conditions acceptable to Agent in its sole discretion), or a trustee, receiver or custodian is appointed for Borrower or any Guarantor, or any of their respective properties.

               10.25 any act, condition or event occurring after the date of the commencement of the Chapter 11 Cases that has or would reasonably expect to have a Material Adverse Effect upon the assets of Borrower or any Guarantor, or the Collateral or the rights and remedies of Agent and the Lenders under the Credit Agreement or any other Financing Agreements or the Financing Order.

               10.26 conversion of any Chapter 11 Case to a Chapter 7 case under the Bankruptcy Code.

               10.27 dismissal of any Chapter 11 Case or any subsequent Chapter 7 case either voluntarily or involuntarily.

               10.28 the grant of a lien on or other interest in any property of Borrower or any Guarantor other than a lien or encumbrance permitted by Section 7.2 hereof or by the Financing Order or an administrative expense claim other than such administrative expense claim permitted by the Financing Order or the Ratification Agreement by the grant of or allowance by the Bankruptcy Court which is superior to or ranks in parity with Agent's security interest, for itself and the ratable benefit of each Lender, in or lien upon the Collateral or Agent's Superpriority Claim (as defined in the Financing Order).

               10.29 the Financing Order shall be modified, reversed, revoked, remanded, stayed, rescinded, vacated or amended on appeal or by the Bankruptcy Court without the prior written consent of Agent (and no such consent shall be implied from any other authorization or acquiescence by Agent).

               10.30  the   appointment  of  a  trustee   pursuant  to  Sections
          1104(a)(1) or 1104(a)(2) of the Bankruptcy Code.

               10.31 the appointment of an examiner with special powers pursuant to Section 1104(a) of the Bankruptcy Code.

               10.32 the filing of a plan of reorganization by or on behalf of Borrower or any Guarantor, to which Agent has not consented in writing, which does not provide for payment in full of all Obligations on the effective date thereof in accordance with the terms and conditions contained herein.

               10.33 the confirmation of any plan of reorganization in the Chapter 11 Case of Borrower or any Guarantor, to which Agent has not consented to in writing, which does not provide for payment in full of all Obligations on the effective date thereof in accordance with the terms and conditions contained herein."

        7.9 Governing Law. The first sentence of Section 15.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

               "THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLIED TO CONTRACTS TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, EXCEPT TO THE EXTENT
          THAT THE PROVISIONS OF THE BANKRUPTCY CODE ARE APPLICABLE AND SPECIFICALLY CONFLICT WITH THE FOREGOING."

        7.10 Payments. Section 15.4 of the Credit Agreement is hereby amended by adding the following at the end thereof:

               "Without limiting the generality of the foregoing, Lender may, in its discretion, apply any such payments or proceeds first to the Pre-Petition Obligations (as such term is defined in this Agreement) until such Pre-Petition Obligations are paid and satisfied in full."

        7.11 Notices. Section 15.6 of the Credit Agreement is hereby amended by adding that any notices, requests and demands also be sent to the following parties:

        "If to Agent at:   GMAC Commercial Finance LLC
                           1290 Avenue of the Americas
                           New York, New York 10104
                           Attention: Legal Department/CSD
                           Telecopier: (212) 884-7573
        with a copy to:    Otterbourg, Steindler, Houston & Rosen, P.C.
                           230 Park Avenue
                           New York, New York 10169
                           Attention: Jonathan N. Helfat, Esq.
                           Telecopier: (212) 682-6104

        If to a Lender other than Agent, as specified on the signature pages of the Credit Agreement

        If to Borrower:    Delta Mills, Inc.
                           700 North Woods Drive
                           Fountain Inn, South Carolina 29644
                           Attention: Chief Financial Officer
                           Telecopier: (864) 255-4165

        with a copy to:    Rayburn Cooper & Durham, P.A.
                           The Carillon
                           227 West Trade Street
                           Suite 1200
                           Charlotte, North Carolina 28202
                           Attention: C. Richard Rayburn
                           Telecopier: (704) 377-1897

                           - and -

                           Wyche, Burgess, Freeman & Parham, P.A.
                           44 East Comperdown Way
                           Greenville, South Carolina 29601
                           Attention: Eric B. Amstutz
                           Telecopier: (864) 235-8900"

     8. RELEASE.
        -------

        8.1 Release of Pre-Petition Claims.
            ------------------------------

          (a) Upon the earlier of (i) the entry of the Permanent Financing Order or (ii) upon entry of an Order extending the term of the Interim Financing Order beyond sixty (60) calendar days after the date of the Interim Financing Order, in consideration of the agreements of Agent, the Lenders and Factor contained herein and the making of any Advances by the Lenders and the providing of any factoring arrangements by Factor, each of Borrower and Guarantor, pursuant to the Credit Agreement and the Factoring Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, on behalf of itself and its respective successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, the Lenders and Factor, their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees and other representatives (Agent, the Lenders, Factor and all such other parties being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Pre-Petition Released Claim" and collectively, "Pre-Petition Released Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower and Guarantor, or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the day and date of this Ratification Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Credit Agreement, as amended and supplemented through the date hereof, and the other Financing Agreements and the Factoring Agreement.

          (b) Upon the earlier of (i) the entry of the Permanent Financing Order or (ii) upon entry of an Order extending the term of the Interim Financing Order beyond sixty (60) calendar days after the date of the Interim Financing Order, each of Borrower and Guarantor, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Pre-Petition Released Claim released, remised and discharged by Borrower and each Guarantor pursuant to this Section 8.1. If Borrower or Guarantor violates the foregoing covenant, Borrower and Guarantor agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

        8.2 Agreement to Release of Post-Petition Claims. Upon (a) the receipt by (i) Agent and the Lenders of payment in full of all Obligations and (ii) Factor of payment in full of the Factoring Obligations, in cash or other immediately available funds, plus cash collateral or other collateral security acceptable to Agent to secure any Obligations that survive or continue beyond the termination of the Financing Agreements, and (b) the termination of the Financing Agreements and the Factoring Agreements (the "Payment Date"), in consideration of the agreements of Agent, the Lenders and Factor contained herein and the making of any Advances by the Lenders and the providing of any factoring arrangements by Factor, Borrower and Guarantor each hereby covenants and agrees to execute and deliver in favor of Agent, each of the Lenders and Factor a valid and binding termination and release agreement, in form and substance satisfactory to Agent and Factor, pursuant to which, among other things, (i) each of Borrower and Guarantor, on behalf of itself and its respective successors, assigns, and other legal representatives, shall absolutely, unconditionally and irrevocably release, remise and forever discharge each Releasee, of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Post-Petition Released Claim" and collectively, "Post-Petition Released Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which each of Borrower and Guarantor, or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the Payment Date, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or the Factoring Agreement, as amended and supplemented through the Payment Date, and the other Financing Agreements and Factoring Agreements or the Financing Order and (ii) Borrower and Guarantor each shall absolutely, unconditionally and irrevocably, covenant and agree with each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Post-Petition Released Claim released, remised and discharged by each of Borrower and Guarantor pursuant to such termination and release agreement. If Borrower or Guarantor violates such covenant, Borrower and Guarantor agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

        8.3 Releases Generally.
            ------------------

          (a) Borrower and Guarantor each understands, acknowledges and agrees that the releases set forth above in Sections 8.1 and 8.2 hereof may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such releases.

          (b) Borrower and Guarantor each agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final and unconditional nature of the releases set forth in Section 8.1 hereof and, when made, Section
8.2 hereof.

     9. CONDITIONS PRECEDENT.
        --------------------

     In addition to any other conditions contained herein or in the Credit Agreement or the Factoring Agreement, as in effect immediately prior to the Petition Date, with respect to the Advances and other financial accommodations and factoring arrangements available to Borrower (all of which conditions, except as modified or made pursuant to this Ratification Agreement shall remain applicable to the Advances and be applicable to other financial accommodations and factoring arrangements available to Borrower), the following are conditions to Agent's and each Lender's obligation to extend further loans, advances or other financial accommodations to Borrower pursuant to the Credit Agreement and to Factor's obligation to provide factoring arrangements to Borrower pursuant to the Factoring Agreement:

        9.1 Borrower and Guarantor shall furnish to Agent and Factor all financial information, projections, budgets, business plans, cash flows and such other information as Agent and Factor shall reasonably request from time to time;

        9.2 as of the Petition Date, the Existing Financing Agreements and the Existing Factoring Agreements shall not have been terminated;

        9.3 no trustee, examiner or receiver or the like shall have been appointed or designated with respect to Borrower or Guarantor, as Debtor and Debtor-in-Possession, or its respective business, properties and assets and no motion or proceeding shall be pending seeking such relief;

        9.4 the execution and delivery of this Ratification Agreement and all other Financing Agreements and Factoring Agreements to be delivered in connection herewith, including, without limitation, the Assignment of Indenture, by Borrower and Guarantor in form and substance satisfactory to Agent and Factor;

        9.5 the Interim Financing Order or other Order(s) of the Bankruptcy Court shall ratify and amend the deposit account arrangements of Borrower and Guarantor to reflect the commencement of the Chapter 11 Cases, that each Debtor, as Debtor and Debtor-in-Possession, is the successor in interest to Borrower or Guarantor, as the case may be, that the Obligations include both the Pre-Petition Obligations and the Post-Petition Obligations, that the Collateral includes both the Pre-Petition Collateral and the Post-Petition Collateral as provided for herein and the other terms and conditions of this Ratification Agreement;

        9.6 the execution or delivery to Agent and the Lenders of all other Financing Agreements, and other agreements, documents and instruments which, in the good faith judgment of Agent, are necessary or appropriate and the execution or delivery to Factor of all other Factoring Agreements, and other agreements, documents and instruments which, in the good faith judgment of Factor, are necessary or appropriate for the implementation of the terms of this Ratification Agreement and the other Financing Agreements and Factoring Agreements, as modified pursuant to this Ratification Agreement, all of which contain provisions, representations, warranties, covenants and Events of Default, as are satisfactory to Agent and Factor and their counsel;

        9.7  satisfactory  review by counsel for Agent of legal issues attendant
to  the  post-petition   financing  and  factoring   transactions   contemplated
hereunder;

        9.8 Borrower and Guarantor shall comply in full with the notice and other requirements of the Bankruptcy Code and the applicable Bankruptcy Rules with respect to any relevant Financing Order in a manner acceptable to Agent and its counsel, and an Interim Financing Order shall have been entered by the Bankruptcy Court (the "Interim Financing Order") authorizing the secured financing under the Financing Agreements as ratified and amended hereunder on the terms and conditions set forth in this Ratification Agreement and, among other things, modifying the automatic stay, authorizing and granting the senior security interest in liens in favor of Agent, for itself and the ratable benefit of each Lender, and Factor described in this Ratification Agreement and in the Financing Order, and granting super-priority expense claims to Agent and Factor with respect to all obligations due Agent, the Lenders and Factor. The Interim Financing Order shall authorize post-petition financing and factoring under the terms set forth in this Ratification Agreement in an amount acceptable to Agent, in its sole discretion, and it shall contain such other terms or provisions as Agent and its counsel shall require;

        9.9 with respect to further credit after expiration of the Interim Financing Order, on or before the expiration of the Interim Financing Order, the Bankruptcy Court shall have entered a Permanent Financing Order authorizing the secured financing on the terms and conditions set forth in this Ratification Agreement, granting to Agent, for itself and the ratable benefit of each Lender, and Factor the senior security interest and liens described above and super-priority administrative expense claims described above (except as otherwise specifically provided in the Interim Financing Order), and modifying the automatic stay and other provisions required by Lender and its counsel ("Permanent Financing Order"). Agent and the Lenders shall not provide any Advances (or other financial accommodations) other than those authorized under the Interim Financing Order and Factor shall not provide any factoring arrangements other than those authorized under the Interim Financing Order unless, on or before the expiration of the Interim Financing Order, the Permanent Financing Order shall have been entered, and there shall be no appeal or other contest with respect to either the Interim Financing Order or the Permanent Financing Order;

        9.10 other than the voluntary commencement of the Chapter 11 Cases, no material impairment of the priority of the security interests of Agent, for itself and the ratable benefit of each Lender, and Factor in the Pre-Petition Collateral and the Pre-Petition Factoring Collateral shall have occurred from the date of the latest field examinations of Agent and Factor to the date hereof;

        9.11 no Event of Default shall have occurred or be existing under any of the Financing Agreements or Factoring Agreements, as modified pursuant hereto, and assumed by Borrowers and Guarantor; and

        9.12 the recording of the Mortgage and the Leasehold Mortgage and fixture filings related thereto, in form and substance satisfactory to Agent and Factor and in form appropriate for recording, in the real estate records of the jurisdiction in which such Real Property is located and the filing of UCC financing statements, in form and substance satisfactory to Agent and Factor and in form appropriate for filing, naming Debtors as debtor and Agent and Factor as secured party, with the Secretary of State of the State of Delaware, and the receipt by Agent and Factor of evidence satisfactory to Agent and Factor and their counsel that the liens and security interests purported to be evidenced thereby have been perfected in the manner prescribed by applicable law.

     10. MISCELLANEOUS.
         -------------

        10.1 Amendments and Waivers. Neither this Ratification Agreement nor any other instrument or document referred to herein or therein may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

        10.2 Further Assurances. Borrower and Guarantor each shall, at its expense, at any time or times duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, including, without limitation, additional security agreements, collateral assignments, UCC financing statements or amendments or continuations thereof, landlord's or mortgagee's waivers of liens and consents to the exercise by Agent and the Lenders of all the rights and remedies hereunder, under any of the other Financing Agreements, Factoring Agreements, any Financing Order or applicable law with respect to the Collateral, and do or cause to be done such further acts as may be reasonably necessary or proper in Agent's opinion to evidence, perfect, maintain and enforce the security interests of Agent, for itself and the ratable benefit of each Lender, and the priority thereof, in the Collateral and to otherwise effectuate the provisions or purposes of this Ratification Agreement, any of the other Financing Agreements, Factoring Agreements or the Financing Order. Upon the request of Agent, at any time and from time to time, Borrower and Guarantor each shall, at its cost and expense, do, make, execute, deliver and record, register or file, updates to the financing statements, mortgages, deeds of trust, deeds to secure debt, and other instruments, acts, pledges, assignments and transfers (or cause the same to be done) and will deliver to Agent such instruments evidencing items of Collateral as may be requested by Agent.

        10.3 Headings. The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Ratification Agreement.

        10.4 Counterparts. This Ratification Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same agreement. In making proof of this Ratification Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Ratification Agreement by telefacsimile or other electronic means of communication shall have the same force and effect as delivery of an original executed counterpart of this Ratification Agreement. Any party delivering an executed counterpart of this Ratification Agreement by telefacsimile or other electronic means of communication shall also deliver an original executed counterpart of this Ratification Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Ratification Agreement as to such party or any other party.

        10.5 Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of Borrower or Guarantor to comply with any of the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by Borrower or Guarantor in connection herewith shall constitute an Event of Default under the Financing Agreements and the Factoring Agreements.

        10.6 Costs and Expenses. Borrower shall pay to Agent on demand all costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Ratification Agreement and the other Financing Agreements, Factoring Agreements and the Financing Order and the transactions contemplated thereby, including, without limitation: (a) reasonable financial consultants', accountants', attorneys', paralegals' and other professionals' fees and disbursements; (b) costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with this Ratification Agreement, the other Financing Agreements, the Factoring Agreements, the Financing Order and the transactions contemplated thereby; (c) taxes, fees and other charges for recording any agreements or documents with any governmental authority, and the filing of UCC financing statements and continuations, and other actions to perfect, protect, and continue the security interests and liens of Agent, for itself and the ratable benefit of each Lender, in the Collateral; (d) sums paid or incurred to pay any amount or take any action required of Borrower and Guarantor under the Financing Agreements, the Factoring Agreements or the Financing Order that Borrower and Guarantor fail to pay or take; (e) costs of appraisals, inspections and verifications of the Collateral and the Factoring Collateral and including travel, lodging, and meals for inspections of the Collateral, the Factoring Collateral and the Debtors' operations by Agent or Factor or its respective agents and to attend court hearings or otherwise in connection with the Chapter 11 Cases; (f) costs and expenses of preserving and protecting the Collateral and the Factoring Collateral; (g) all out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Agent or Factor during the course of periodic field examinations of the Collateral, the Factoring Collateral and Debtors' operations, plus a per diem charge at Agent's or Factor's, as applicable, per diem rate then in effect per person per day for Agent's examiners in the field and office; and (h) costs and expenses (including attorneys' and paralegals' fees and disbursements) paid or incurred to obtain payment of the Obligations or the Factoring Obligations, enforce the security interests and liens of Agent, for itself and the ratable benefit of each Lender, or Factor, sell or otherwise realize upon the Collateral and the Factoring Collateral, and otherwise enforce the provisions of this Ratification Agreement and the other Financing Agreements, Factoring Agreements and the Financing Order, or to defend any claims made or threatened against Agent or any of the Lenders or Factor arising out of the transactions contemplated hereby (including, without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Financing Agreements and Factoring Agreements regarding costs and expenses to be paid by Borrower. All sums provided for in this Section 10.6 shall be part of the Obligations or Factoring Obligations, as applicable, shall be payable on demand, and shall accrue interest after demand for payment thereof at the highest rate of interest then payable under the Financing Agreements or Factoring Agreements, as applicable. Agent is hereby irrevocably authorized to charge any amounts payable hereunder directly to any of the account(s) maintained by Agent with respect to Borrower or Guarantor.

        10.7 Effectiveness. This Ratification Agreement shall become effective upon the execution hereof by Debtors, Agent, Factor and each Lender and the entry of the Interim Financing Order.



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                                       27

     IN WITNESS WHEREOF, the parties hereto have caused this Ratification Agreement to be duly executed as of the day and year first above written.

                                                    DELTA MILLS, INC.,
                                                    as Borrower

                                                    By:
                                                       -------------------------

                                                    Title:
                                                          ----------------------



                                                    DELTA MILLS MARKETING, INC.,
                                                    as Guarantor

                                                    By:
                                                       -------------------------

                                                    Title:
                                                          ----------------------



                                                    GMAC COMMERCIAL FINANCE LLC,
                                                    as Lender, Agent and Factor

                                                    By:
                                                       -------------------------

                                                    Title:
                                                          ----------------------